Debt securities in issue	6 Months Ended
Jun. 30, 2025
Debt Securities in Issue [Abstract]
Debt securities in issue
9 Debt securities in issue
Debt securities in issue relate to debentures and other issued debt securities with either fixed interest rates or interest rates based on floating interest rate levels, such as certificates of deposit and accepted bills issued by ING Group, except for subordinated items. Debt securities in issue do not include debt securities presented as Financial liabilities at fair value through profit or loss. ING Group does not have debt securities that are issued on terms other than those available in the normal course of business.

Changes in debt securities in issue
in EUR million	30 June 2025	31 December 2024
Opening balance as at 1 January	142,367	124,670
Additions	80,301	124,701
Redemptions / Disposals	-65,413	-113,014
Amortisation	357	1,098
Other	-149	261
Changes in unrealised revaluations	472	1,139
Foreign exchange movement	-6,919	3,512
Closing balance	151,016	142,367